UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549

                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):  June 25, 1998



Commission        Registrant; State of Incorporation;     IRS Employer
File Number       Address; and Telephone Number           Identification Number
-----------       -----------------------------           ---------------------
1-13739           UNISOURCE ENERGY CORPORATION            86-0786732
                  (An Arizona Corporation)
                  220 West Sixth Street
                  Tucson, AZ  85701
                  (520) 571-4000

1-5924            TUCSON ELECTRIC POWER COMPANY           86-0062700
                  (An Arizona Corporation)
                  220 West Sixth Street
                  Tucson, AZ  85701
                  (520) 571-4000



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Item 5. Other Events

      On June 25, 1998, the Arizona Corporation Commission (ACC) Staff issued a First Draft of Proposed Revisions of the Retail Electric Competition Rules. As previously disclosed, the Retail Electric Competition Rules, adopted in December 1996, phase-in the state's electric industry to generation competition beginning January 1, 1999. The Affected Utilities (such as TEP, Arizona Public Service, Citizens Utilities Company, and several electric cooperatives) and other interested parties, were asked to provide comments on the Proposed Revisions by July 6, 1998. The ACC Staff issued a Second Draft for review on July 10, 1998 and is expected to issue its final revisions to the Retail Electric Competition Rules by July 24, 1998.

     The Proposed Revisions (as outlined in the draft of July 10,
1998) include the following:

--     Each Affected Utility shall make available at least 20%  of its 1995 system retail peak demand for competitive generation supply as follows: (1) All Affected Utility customers with non-coincident peak demand load of 1 MW or greater will be eligible for competitive electric services no later than January 1, 1999.
  (2) Groups of Affected Utility customers with individual non-coincident peak load demands of 40 kW or greater aggregated into a combined load of 1 MW or greater will also be eligible for competitive service no later than January 1, 1999. Each Affected Utility shall also offer a residential phase-in program with a minimum of 1/2 of 1% of residential customers having access to competitive electric services on January 1, 1999, with the number of customers eligible in this program to increase by 1/2 of 1% every quarter until January 1, 2001. All retail customers shall be entitled to obtain competitive electric services no later than January 1, 2001.

--    Each Affected Utility shall file a report detailing possible mechanisms to provide benefits, such as rate reductions of 3% - 5%, to all customers determined not to be eligible for competitive electric services directly or through aggregation.

--     Each Affected Utility shall make available to all customers in its service area Standard Offer bundled services at regulated rates. After January 1, 2001, Standard Offer service shall be provided by Utility Distribution Companies (UDCs), who shall also act as providers of last resort.

--    The Affected Utilities shall provide non-discriminatory open access to transmission and distribution facilities to serve all
  customers.   The ACC supports the development of an Independent
  system Operator (ISO) or, absent an ISO, an Independent Scheduling Administrator (ISA).

--     An  Affected Utility shall divest itself of all competitive
  generation assets and services prior to January 1, 2001.   Such
  divestiture shall either be to an unaffiliated party  or  to  a
  separate  corporate affiliate or affiliates.   If  an  Affected
  Utility chooses to divest its competitive generation assets to a competitive electric affiliate, such transfer shall be at a value determined by the ACC to be fair and reasonable.


     We expect that the Revised Rules will be submitted to the ACC for consideration at an Open Meeting in the third quarter of 1998. The Company and TEP cannot predict whether the ACC Staff will make further revisions to the Draft or whether the ACC will approve or modify the Proposed Revisions of the Retail Electric Competition Rules.



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                SIGNATURE


     Pursuant to the requirements of the Securities
Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiary.


                              UNISOURCE ENERGY CORPORATION
                              ----------------------------
                                      (Registrant)


Date: July 16, 1998
                                        Ira R. Adler
                              ----------------------------
                                        Ira R. Adler
                                Executive Vice President and
                                 Principal Financial Officer



                              TUCSON ELECTRIC POWER COMPANY
                              -----------------------------
                                      (Registrant)


Date: July 16, 1998
                                       Ira R. Adler
                              -----------------------------
                                       Ira R. Adler
                               Executive Vice President and
                                Principal Financial Officer